[LOGO]
                            WEB COLLOCATION

                          SERVICE ORDER FORM

-------------------------------------------------------------------------------------------------------------
CUSTOMER INFORMATION

Customer Name  Entertainment Boulevard, Inc.

Customer Address: Street:  4052 Del Rey Avenue, #108   City: Marina Del Rey    State: CA  Zip: 90292

       Phone: ( 310 ) 578-5404   Fax: ( 310 ) 578-6304   E-Mail: stephen@entertainmentblvd.com

Billing Address: Street: 4052 Del Rey Avenue, #108    City: Marina Del Rey  State: CA Zip: 90292

Customer Contact: Stephen Brown

              Street:  4052 Del Rey Avenue, #108    City: Marina Del Rey    State:  CA Zip: 90292

              Phone: ( 310 ) 578-5404   Fax: ( 310 ) 578-6304   E-Mail: stephen@entertainmentblvd.com

--------------------------------------------------------------------------------------------------------------

Your signature on this Service Order acknowledges that you understand and accept the terms and conditions set forth below, that you are duly authorized to execute this Service Order on Customer's behalf, and that Customer agrees to be bound by the provisions hereof (including terms contained in the Standard Terms and Conditions).

CUSTOMER ACCEPTANCE                  LEVEL 3 ACCEPTANCE

/s/ Stephen Brown                        /s/ Mark T. Mayeda
----------------------------------    ---------------------------------
Authorized Customer Signature         Authorized Level 3 Signature


             2-8-99                                 2-2-99
----------------------------------     ---------------------------------
Date                                    Date

   Stephen Brown                           Mark T. Mayeda
----------------------------------     ---------------------------------
Typed or Printed Name                  Typed or Printed Name


   Chief Executive Officer                 Account Manager
----------------------------------     ---------------------------------
Title                                  Title

------------------------------------------------------------------------------
WEB COLLOCATION TERMS AND CONDITIONS:

1. This Service Order is entered into pursuant to the terms of the Standard Terms and Conditions for Delivery of Products or Services ("Standard Terms and Conditions") issued by Level 3 Communications, LLC ("Level 3"), a current copy of which has been made available for Customer's review (either electronically or in hard copy). The Standard Terms and Conditions, and any state Tariffs applicable to the Services to be delivered hereunder, are hereby incorporated into the terms hereof. In addition, the Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy, as amended by Level 3 from time to time and which is available through Level 3's web site.

2. Customer is hereby granted the right to occupy the space ("Space") and agrees to purchase certain communications services ("Services") identified in "Customer Order Forms." Each Customer Order Form, when submitted and accepted by Level 3, shall be incorporated into and become a part of this Service Order. Customer may submit multiple Customer Order Forms requesting use of different Space and delivery of Services related thereto, each of which shall be governed by the terms of this Service Order (including the Standard Terms and Conditions). Customer Order Forms may be submitted in any fashion specified by Level 3 (including, but not limited to, electronic submission).

3. Customer shall be be permitted to use the Space only for placement and maintenance of computer and/or communications equipment which shall be interconnected to the Services provided by Level 3. Customer may use the Space to cross connect to the facilities of other communications carriers if and only if Level 3 cannot or will not provide such services to Customer on commercially reasonable terms. The nonrecurring and monthly recurring charges for the Space and the Services shall be set forth in each Customer Order Form.

4. During the term for use of the Space set forth in each Customer Order Form, Customer shall commit to use, order and pay for the following amounts of bandwidth provided by Level 3: (a) for Customers using cabinets, at least 1 Mbps of bandwidth for each partial cabinet and at least 2 Mbps of bandwidth for each full cabinet of Space ordered by Customer; and (b) for Customers using private rooms, at least 1 Mbps of bandwidth for each 10 square feet of Space ordered by Customer. Customer shall achieve the minimum service level immediately after submission and acceptance of each Customer Order Form. Level 3 may terminate use of the Space in the event that Customer does not satisfy this minimum service commitment.

5. Level 3 shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the facility in which the Space is located in good condition which is suitable for the placement of communications equipment. In addition, Customer may order and pay for Level 3 to perform certain limited ("remote hands") maintenance services on Customer's equipment within the space, which shall be performed in accordance with Customer's directions. "Remote hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment, or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation). Customer shall maintain the Space in orderly and safe condition, and shall return the Space to Level 3 at the conclusion of the term set forth in the Customer Order Form in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer.

6. The term of use of the Space shall begin on the later to occur of the date requested by Customer or the date that Level 3 completes the build-out of the Space. Customer's use of the Space beyond the initial term shall be on a month-to-month basis, unless Customer and Level 3 have agreed in writing to a renewal of the right to use such Space. Customer hereby agrees to pay for the Space and Services for the period of time specified in each Customer Order Form, which period shall commence when both completion of the build-out of the Space and initiation of delivery of such Services has occurred. The rates and other charges set forth in each Customer Order Form are established in reliance on the term commitment made therein. In the event that Customer terminates its use of Space or Services ordered in any Customer Order Form or in the event that the delivery of Space or Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Standard Terms and Conditions, termination charges (as specified in the Standard Terms and Conditions) shall apply.

7. Level 3 shall use reasonable efforts to complete the build-out and make the Space available to Customer on or before the date requested by Customer. In the event that Level 3 fails to complete the build-out within sixty (60) days of the date requested by Customer, then Customer may terminate its rights to use such Space and receive a refund of any fees paid for the use or build-out of such Space.

8. Level 3 shall have the right to terminate Customer's use of the Space or the Services in the event that: (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof (including the Standard Terms and Conditions or any Service Order submitted thereunder); (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel subcontractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. Level 3 shall use reasonable efforts to notify Customer of any events that may result in termination of the use of the Space or delivery of Services.

9. Level 3 reserves the right to change the location or configuration of the Space, provided, however, that Level 3 shall not arbitrarily or discriminatorily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Space.

10. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

11. Prior to occupancy and during the term of use of any Space, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction. Employer's Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customers personal property located in the Space. Customer's Commercial General Liability policy shall be endorsed to show Level 3 as an additional insured. All policies shall provide that Customer's insurers waive all rights of subrogation against Level 3. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to occupancy of the Space. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days prior written notice to Level 3. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

12. The liability of Level 3 for damages arising out of the furnishing of Services or Products (including the Space), including but not limited to mistakes, omissions, interruptions, delays, tortious conduct or errors, or other defects arising out of the failure to furnish Services or Products, whether caused by acts of commission or omission, shall be limited to a prorated refund of the charges paid by Customer for the use of the Space hereunder. The extension of such refunds shall be the sole remedy of Customer and the sole liability of Level 3. Level 3 shall in no event be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues) Customer may suffer, whether or not caused by the intentional acts or omissions or negligence of Level 3's employees or agents, and regardless of whether Level 3 has been informed of the possibility or likelihood of such damage.

13. Service Level Agreement ("SLA"). Level 3 shall provide the following
SLAs: Network Performance SLA; One-Way Delay SLA; and Response Time SLA (each as defined herein). NETWORK PERFORMANCE SLA = 100% Service Availability. "Availability" refers to Customer's access point to the Level 3 Internet network and Customer's access port. "Unavailability Events" shall mean any outage of Customer's port which is longer than 15 consecutive minutes, other than outages caused by regularly scheduled or emergency maintenance events, or Customer caused outages or disruptions. The Network Performance SLA does not extend to the performance of Internet networks controlled by other companies, or traffic exchange points (including NAPs and MAEs) which are controlled by other companies. Customer shall report Unavailability Events to Level 3 Customer Service within 48 hours of the Unavailability Event. If the Unavailability Event is confirmed by Level 3, Customer will receive a prorated service credit equal to the monthly recurring charges for the affected Service for the duration of the outage. ONE-WAY DELAY SLA = 40 Milliseconds. The One-Way Delay SLA refers to the average delay parameters among the Level 3 Gateway sites in the United States. It does not extend to the Customer's local access circuit, transit or peering connections, or to circuits to the traffic exchange points, including NAPs and MAEs. Delay is measured as the average delay, over a calendar month, of all traffic between all Gateways on the Level 3 U.S. Internet network. Level 3 will publicly report the Average Monthly Delay measurement for the Level 3 U.S. Internet Network at the end of every month. If the Customer reports that Level 3 has failed to meet the One-Way Delay SLA, and such failure is confirmed by Level 3, Customer will receive a service credit equal to one day of the monthly recurring charge for the affected Service for the month in which the One-Way Delay SLA is not met. RESPONSE TIME SLA. Level 3 shall respond to any customer issue within 30 minutes of notice of an outage from Customer. Level 3's "Average Time To Repair" (ATTR) shall be no greater than 2 hours in any calendar month. If Level 3 fails to meet the Response Time SLA, Customer will receive a service credit equal to one day of the monthly recurring charge for the affected Service for the month in which such failure occurs. Credits will only be applied to events where Customer reports an outage to Level 3
Customer Service within five business days of the outage. The total amount of service credits granted to Customer under this paragraph shall in no event exceed four days of the pro-rated monthly recurring charge for the affected Service.

LEVEL (3)-SM-
COMMUNICATIONS

                                PRIVATE LINE
                             SERVICE ORDER FORM
-------------------------------------------------------------------------------
CUSTOMER INFORMATION

Customer Name Entertainment Boulevard, Inc.

Customer Address: Street:  4052 Del Rey Avenue, #108  City:  Marina Del Rey
                               State:  CA  Zip: 90292
                  Phone: (310) 578-5404  Fax: (310) 578-6304
                               E-mail:  stephen@entertainmentblvd.com

Billing Address:  Street:  4052 Del Rey Avenue, #108    City:  Marina Del Rey
                               State:  CA  Zip: 90292

Customer Contact: Stephen Brown
                  Street:  4052 Del Rey Avenue, #108    City:  Marina Del Rey
                               State:  CA  Zip: 90292
                  Phone: (310) 578-5404  Fax: (310) 578-6304
                               E-mail:  stephen@entertainmentblvd.com
-------------------------------------------------------------------------------
Your signature on this Service Order acknowledges that you understand and accept the terms and conditions set below, that you are duly authorized to execute this Service Order on Customer's behalf, and that Customer agrees to be bound by the provisions hereof (including terms contained in the Standard Terms and Conditions).

CUSTOMER ACCEPTANCE                    LEVEL 3 ACCEPTANCE

/s/ Stephen Brown                      /s/ Mark T. Mayeda
----------------------------------     -----------------------------------
Authorized Customer Signature          Authorized Level 3 Signature

  2-8-99                                 2-2-99
----------------------------------     -----------------------------------
Date                                   Date

  Stephen Brown                          Mark T. Mayeda
----------------------------------     -----------------------------------
Typed or Printed Name                  Typed or Printed Name

  Chief Executive Officer                Account Manager
----------------------------------     -----------------------------------
Title                                  Title
-------------------------------------------------------------------------------

PRIVATE LINE TERMS AND CONDITIONS:

1. This Service Order is entered into pursuant to the terms of the Standard Terms and Conditions for Delivery of Products or Services ("Standard Terms and Conditions") issued by Level 3 Communications, LLC ("Level 3"), a current copy of which has been made available for Customer's review (either electronically or in hard copy). The Standard Terms and Conditions, and any state Tariffs applicable to the Services to be delivered hereunder, are hereby incorporated into the terms hereof.

2. This Service Order memorializes Customer's agreement to purchase the private line, non-switchable circuits (the "Services") from the location(s) specified by Customer and accepted by Level 3 in "Customer Order Forms" to be submitted by Customer from time to time hereunder. Each Customer Order Form, when submitted and accepted by Level 3, shall be incorporated into and become a part of this Service Order. Customer may submit multiple Customer Order Forms requesting delivery of Services, each of which shall be governed by the terms of this Service Order (including the Standard Terms and Conditions). Customer Order Forms may be submitted in any fashion specified by Level 3 (including, but not limited to, electronic submission).

3. The nonrecurring charges and monthly recurring rates for the Services provided by Level 3 to Customer shall be set forth in each Customer Order Form.

4. Customer hereby agrees to pay for the Services for the period of time specified in each Customer Order Form, which period shall commence with the initiation of delivery of such Services. The rates and other charges set forth in each Customer Order Form are established in reliance on the term commitment made therein. In the event that Customer terminates Services ordered in any Customer Order Form or in the event that the delivery of Services terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Standard Terms and Conditions, termination charges (as specified in the Standard Terms and Conditions) shall apply.

5. In the event that the Services do not function for a period of time, a credit allowance will be given for such period (except as set forth below). Services shall be eligible for credit allowances only where there is complete loss of transport capacity along such Service. Credit allowances, if any, shall be deducted from the charges payable by Customer hereunder and shall be expressly indicated on the next bill to Customer. An interruption period begins when Customer reports a malfunction in Service to Level 3. An interruption period ends when the affected Service is operative. Credit allowances do not apply to interruptions which are caused by Customer, End User or any third party, which result from failure of power or equipment provided by Customer or others, which occur during any period in which Level 3 is not given access to the Premises, or which result from scheduled maintenance and repair (Level 3 shall provide advance notice of scheduled maintenance as provided in the Standard Terms and Conditions).

                           CREDIT ALLOWANCE AMOUNT

Length of Service Interruption                Credit
------------------------------                ------
-1 to 8 hours                                 1/4th Day

-8 to 12 hours                                1/2 Day

-12 to 16 hours                               3/4th Day

-16 to 24 hours                               1 Day

The amount of the credit allowance shall be based on the prorated monthly recurring charge for the affected Service. Two or more Service interruptions of the same type to the same line/equipment of two (2) hours or more during any one twenty-four (24) hour period shall be considered as one interruption. In no event shall such credits for any one line/equipment exceed one (1) day's fixed recurring charges for such line/equipment in any twenty-four (24) hour period. Interruptions greater than twenty-four hours will be credited one day for each full twenty-four hour period, plus a credit for portions of each day thereafter in accordance with the foregoing schedule.

6. The liability of Level 3 for damages arising out of the furnishing of Services, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct or errors, or tother defects arising out of the failure to furnish Services, whether caused by acts of commission or omission, shall be limited to the extension of credit allowances set forth above. The extension of such credit allowances shall be the sole remedy of Customer and the sole liability of Level 3. Level 3 shall in no event be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues) Customer may suffer, whether or not caused by the intentional acts or omissions or negligence of Level 3's employees or agents, and regardless of whether Level 3 has been informed of the possibility or likelihood of such damages.

LEVEL (3)-SM-
COMMUNICATIONS                               CUSTOMER ORDER FORM
----------------------------------------------------------------------------------------------------------------------------------
SECTION 1: CONTRACTING CUSTOMER INFORMATION  CON: [ILLEGIBLE]                       SON: [ILLEGIBLE]
Customer: Entertainment Boulevard, Inc.             DBA: Entertainmentblvd.com
Address 1: 4052 Del Rey Avenue                 Address 2: Suite 108                    Country:  USA
City/Town: Marina Del Rey                    State/Prov.: CA                        Postal/ZIP:  90292
  Contact: Steve Brown                             Title: CEO                        Telephone:  310-578-5404
Facsimile: 310-578-6304                            Pager:                               e-mail:  stephen@entertainmentblvd.com
----------------------------------------------------------------------------------------------------------------------------------
SECTION 2: SERVICES REQUESTED                QUOTE ID:  [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
PRIVATE LINE                                       CO-LOCATION SERVICES             IP & RELATED SERVICES
----------------------------------------------------------------------------------------------------------------------------------
[ ] Point-to-Point Intercity                      [X] Web Co-Location               Internet Access: [ ] Dedicated     [ ] Dial-Up
Metropolitan:   [X] Access     [ ] Point-to-Point [ ] Telephony Co-Location         Managed Modem:   [ ] Dedicated     [ ] Transit
Dealer Circuit: [ ] Intercity  [ ] Metropolitan                                     Voice Services:  [ ] Long Distance [ ] Local
[ ] Hubbed Services          [X] Cross-Connect                                      [ ] VPN Services [ ] Other ___________________
----------------------------------------------------------------------------------------------------------------------------------
SECTION 3: CHARGES RELATED TO ORDER
----------------------------------------------------------------------------------------------------------------------------------
MRC: [   $3,189]  [X] Fixed  NRC:[ $625]    Revenue  [      ] [ ]1 yr [x]2 yr [ ]3 yr   By making a Revenue Commitment, Customer
                                         Commitment                                     agrees that, during the term specified at
                                                                                        left, Customer will order and pay for
MRC      [      ] [X] Usage  Other:[   ]                      [ ]4 yr [ ]5 yr [ ]Month  Services which, on a monthly basis during
Product:                                 Ramp Period [      ]                    -to-   the agreed term (after any applicable
                                                                                 month  "Ramp Period" specified above), have
                                                                                        monthly recurring charges which are, in
                                                                                        the aggregate, at least equal to the
                                                                                        Revenue Commitment. In the event that,
                                                                                        during any month, Customer's invoice for
                                                                                        actual Services used is less than the
                                                                                        Revenue Commitment, Customer shall
                                                                                        nevertheless be invoiced for, and shall be
                                                                                        responsible to pay, an amount equal to
                                                                                        the Revenue Commitment.
----------------------------------------------------------------------------------------------------------------------------------
SECTION 4: ORDER TYPE & CUSTOMER SERVICE DATE REQUEST
----------------------------------------------------------------------------------------------------------------------------------
[X]New[ ]Add [ ]Up/Downgrade [ ]Move End: [ ] [ ]Reengineer[ ]Voice Change [ ]pre-install cxl [ ] Delete [ ] Record Request:
                                                                                                                [5]  [March] [99]
                                                                                                                Day   Month  Year
----------------------------------------------------------------------------------------------------------------------------------
SECTION 5: BILLING ADDRESS & DETAILS          [X] Address Same as Contracting Customer Information. Above
----------------------------------------------------------------------------------------------------------------------------------
 Customer: _______________________________           AKA:______________________________     County:______________________________
Address 1: _______________________________     Address 2:______________________________     Country: _____________________________
City/Town: _______________________________   State/Prov.:______________________________  Postal/ZIP:______________________________
 Contract: _______________________________         Title:______________________________   Telephone:______________________________
Facsimile: _______________________________         Pager:______________________________      e-mail:______________________________
 Currency:               USD                    Language:________ Split Bill %:________
           _______________________________


Section 6: Customer Site Details, Originating End    /X/ Address Same as       Contracting Customer Information, Above   Site A

Bldg.Code: Site A     / / On-Net   /X/ Off Net   /X/ With-in SSA   / / Outside of SSA (additional charges may apply)

    Customer: International Net Broadcasting, Inc.          AKA: entertainmentblvd.com        County: LA             Time Zone: PST
   Address 1: 4052 Del Rey Avenue                         Floor:    Room:   Suite: 108       Country: USA
   City/Town: Marina Del Rey                        State/Prov.: CA                       Postal/ZIP: 90292
Site Contact: Mike Schaefer                               Title: VP, Web Development       Telephone: 310-578-5404
   Facsimile: 310-578-6304                                Pager:                              e-mail: mike@entertainmentblvd.com
Tech Contact: Mike Schaefer                               Title: VP, Web Development       Telephone: 310-578-5404
   Facsimile: 310-578-6304                                Pager: 888-769-9919                 e-mail: mike@entertainmentblvd.com
24 Hr. Fault:                                         Telephone: 310-578-5404                 e-mail: mike@entertainmentblvd.com

Section 7: Customer Site Details or Gateway Details, Terminating End    /X/ This is a Gateway-termination     Site B

Bldg.Code:   LSANCABA        /X/ On-Net    / / Off-Net   /X/ With-in SSA   / / Outside of SSA (additional charges may apply)

    Customer: entertainmentblvd.com          AKA: International Net Broadcasting, Inc.     County:                   Time Zone:
   Address 1: 818 West 7th Street          Floor:     Room:     Suite: 1110               Country: USA
   City/Town: Los Angeles            State/Prov.: CA                                   Postal/ZIP: 90017
Site Contact: Mark Hawkins                 Title: Sr. Tech                              Telephone: 213-996-5513
   Facsimile: 213-996-5550                 Pager: 888-769-9919                             e-mail: mark.hawkins@level3.com
Tech Contact: Mark Hawkins                 Title: Sr. Tech                              Telephone: 213-996-5513
   Facsimile: 213-996-5550                 Pager:                                          e-mail: mark.hawkins@level3.com
24 Hr. Fault:                          Telephone:                                          e-mail:

For additional sites see separate sheet(s)     /X/ No   / / Yes      If Yes, the total number of sites:

Section 8: Sales Account Executive Information

Name & ID: Mark Mayeda       Telephone: 213-996-5545         e-mail: mark.mayeda@level3.com

Section 9. Acceptance and Terms

This Customer Order is governed by Level 3 Communications, LLC's Terms and Conditions for Delivery of Service (which are available for Customer's review either upon request or on Level 3's web site), which are hereby incorporated into this Customer
Order. Neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages
(including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages.

/s/ Stephen Brown                    2-8-99           Authorized Customer Name: Stephen Brown
Authorized Customer Signature        Date                                Title: CEO

Customer & Order Details             Page 2 of 2


2/8/99        LEVEL 3 COMMUNICATIONS       PRICE QUOTE


          AE  Mark T. Mayeda
                                                             DATE  4-Feb-99

    CUSTOMER  Stephen Brown
     COMPANY  International Net Broadcasting, Inc.      LOCATION A  4052 Del Rey Avenue
      STREET  4052 Del Rey Avenue, Suite 108                        Marina Del Rey, CA 90292
CITY, ST ZIP  Marina Del Rey, CA 90292
       PHONE  310-578-5404                              LOCATION Z  818 West 7th Street
                                                                    Los Angeles, CA 90017


PRICE QUOTE ID  Ste36195Mar


QTY ITEM  ITEM NO.            DESCRIPTION                   TERM   $-VOL  1999 MRC 2000 MRC 2001 MRC INSTALL  NOTES

1   SPC   IPCOL-SPC-WHOLE     Co-Location Whole Cabinet     2 YEAR $2,500 $  760   $  760   $  760   $  -     Groundfloor Promotion
                                                                                                                ($1,500)
2   BW    IPCOL-BW-09M        Bandwidth Per MB 2-9 Mbps     2 YEAR $2,500 $1,400   $1,330   $1,330   $  -     Groundfloor Promotion
                                                                                                                ($1,500) - 2 Mgs
2   MAINT IPCOL-OPT-MANT-05HR 5 Hour Maintenance Package    2 YEAR $2,500 $  700   $  700   $  700   $  -     Remote Hands
1   XCON  IPCOL-XCON-DSO      Cross Connect DS0/DS1         2 YEAR $2,500 $   15   $   15   $   15   $  -     Groundfloor Promotion
                                                                                                                ($200)
1   DS1   ACC-DS1-PAC         Local Access PacBell DS1; OFF 2 YEAR $2,500 $  314   $  314   $  314   $525




                                                                          $3,189   $3,119   $3,119   $525
                                                                          1999 MRC 2000 MRC 2001 MRC INSTALL



______________ RAMP-UP PERIOD



      APPROVALS
----------------------------------------------
  /s/ Stephen Brown
----------------------------------------------
Authorized Customer Signature       Date

    Stephen Brown                   2-8-99
----------------------------------------------
Typed or Printed Name               Date



CUSTOMER APPROVAL OF CUSTOMER ORDER FORM

This Price Quote is governed by Level 3 Communications, LLC's Terms and Conditions for Delivery of Service (which are available for Customer's review either upon request or on Level 3's web site), and shall be incorporated into the Customer Order submitted by Customer for the foregoing Services.

IF LEVEL 3 DOES NOT HAVE LOCAL ACCESS CAPACITY: THE ORDER WILL BE PUT ON HOLD UNTIL CAPACITY IS AVAILABLE OR THE CUSTOMER MAY REQUEST REPRICING AT OFF-NET RATES.

CUSTOMER ORDER FORM - CREDIT PROFILE
Section 1: Customer Type

/ / Corporation   / / Partnership   / / Proprietorship / / Ltd. Liability Company   / / Other
----------------------------------------------------------------------------------------------------------------------------------
Section 2: Contracting Customer Information
----------------------------------------------------------------------------------------------------------------------------------
    Customer:  Entertainment Boulevard, Inc.    Customer ID:                             Parent ID:
             ---------------------------------              -----------------------                 ------------------------------
   Address 1:    4052 Del Rey Avenue              Address 2:        Suite 108              Country:              USA
             ---------------------------------              -----------------------                 ------------------------------
   City/Town:   Marina Del Rey                  State/Prov.:            CA              Postal/ZIP:             90292
             ---------------------------------              -----------------------                 ------------------------------
     Contact:   Steve Brown                           Title:           CEO               Telephone:         310-578-5404
             ---------------------------------              -----------------------                 ------------------------------
   Facsimile:      [ILLEGIBLE]                        Pager:       [ILLEGIBLE]              e-mail: stephen@entertainmentblvd.com
             ---------------------------------              -----------------------                -------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Section 3:  General Credit Information
----------------------------------------------------------------------------------------------------------------------------------
                           ------------------                         ---------------                          -------------------
   Dun & Bradstreet Number:   96-951-0845         Stock Ticker Symbol:     EBLD             Taxpayer ID Number:     95-460-1106
                           ------------------                         ---------------                          -------------------
----------------------------------------------------------------------------------------------------------------------------------
Section 4:  Secondary Billing Address & Details (for split billing requirements)
----------------------------------------------------------------------------------------------------------------------------------

    Customer:                                           AKA:                                      County:
             ---------------------------------              -----------------------------                 ------------------------
   Address 1:                                     Address 2:                                     Country:
             ---------------------------------              -----------------------------                 ------------------------
   City/Town:                                   State/Prov.:                                   Postal/ZIP:
             ---------------------------------              -----------------------------                 ------------------------
     Contact:                                         Title:                                    Telephone:
             ---------------------------------              -----------------------------                 ------------------------
   Facsimile:                                         Pager:                                       e-mail:
             ---------------------------------              -----------------------------                 ------------------------
             ---------------------------------              --------------              ----
    Currency:              USD                     Language:    English     Split Bill%:
             ---------------------------------              --------------              ----
----------------------------------------------------------------------------------------------------------------------------------
Section 5:  Company Principals
----------------------------------------------------------------------------------------------------------------------------------
             ---------------------------------              -----------------------------                 ------------------------
        Name:         Stephen Brown                   Title:            CEO                        SSN/ID:     ###-##-####
             ---------------------------------              -----------------------------                 ------------------------
        Name:           Robin Wren                    Title:          President                    SSN/ID:       [ILLEGIBLE]
             ---------------------------------              -----------------------------                 ------------------------
        Name:                                         Title:                                       SSN/ID:
             ---------------------------------              -----------------------------                 ------------------------
        Name:                                         Title:                                       SSN/ID:
             ---------------------------------              -----------------------------                 ------------------------
----------------------------------------------------------------------------------------------------------------------------------
Bank Information
----------------------------------------------------------------------------------------------------------------------------------
             ---------------------------------              -----------------------------                 ------------------------
Primary Bank:      Bank of America                Address 1:       [ILLEGIBLE]                   Address 2:
             ---------------------------------              -----------------------------                 ------------------------
   City/Town:       Marina Del Rey              State/Prov.:            CA                      Postal/ZIP:
             ---------------------------------              -----------------------------                 ------------------------
     Contact:       Dedric Robinette              Telephone:       [ILLEGIBLE]                   Facsimile:
             ---------------------------------              -----------------------------                 ------------------------
   Account 1:        [ILLEGIBLE]                  Account 2:                                       Country:
             ---------------------------------              -----------------------------                 ------------------------
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Trade Reference One
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             ---------------------------------              -----------------------------                 ------------------------
     Company:           Unitek                    Address 1:    12024 Wilshire Blvd.            Address 2:
             ---------------------------------              -----------------------------                 ------------------------
   City/Town:          Los Angeles              State/Prov.:             CA                    Postal/ZIP:           90025
             ---------------------------------              -----------------------------                 ------------------------
     Contact:             Nick                    Telephone:     310-820-2400                   Facsimile:      310-826-1455
             ---------------------------------              -----------------------------                 ------------------------
    Acc    1:                                     Account 2:                                      Country:
             ---------------------------------              -----------------------------                 ------------------------

   Credit Profile                                                Page 1 of 2

CUSTOMER ORDER FORM - CREDIT PROFILE
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Trade Reference Two
----------------------------------------------------------------------------------------------------------------------------------
             ---------------------------------              -----------------------------                 ------------------------
     Company:           [ILLEGIBLE]               Address 1:    [ILLEGIBLE]                     Address 2:
             ---------------------------------              -----------------------------                 ------------------------
   City/Town:           Toronto                 State/Prov.:    [ILLEGIBLE], Canada            Postal/ZIP:      MSV-241
             ---------------------------------              -----------------------------                 ------------------------
     Contact:           [ILLEGIBLE]               Telephone:    [ILLEGIBLE]                     Facsimile:  416-362-5424
             ---------------------------------              -----------------------------                 ------------------------
   Account 1:                                     Account 2:                                      Country:
             ---------------------------------              -----------------------------                 ------------------------
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Special Notes
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Level 3 internal use
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----------------------------------------------------------------------------------------------------------------------------------
Customer Authorization
----------------------------------------------------------------------------------------------------------------------------------
I AUTHORIZE LEVEL 3 COMMUNICATIONS, LLC (LEVEL 3) TO CONDUCT A ROUTINE CREDIT
CHECK IN CONNECTION WITH MY APPLICATION FOR SERVICE.  I HEREBY VERIFY THAT
THE INFORMATION PROVIDED ON THIS APPLICATION IS ACCURATE, AND THAT LEVEL 3
MAY USE ANY INFORMATION OBTAINED THROUGH THIS CREDIT APPLICATION OR ANY OTHER
REPORTING SOURCE.  I UNDERSTAND SUCH INFORMATION WILL BE KEPT STRICTLY
CONFIDENTIAL, AND WILL REMAIN THE PROPERTY OF LEVEL 3 WHETHER OR NOT CREDIT
IS EXTENDED.  I UNDERSTAND THAT SERVICE IS CONTINGENT UPON LEVEL 3'S
APPROVAL, WHICH MAY OCCUR AFTER ACTUAL ACTIVATION, AND THAT FAILURE TO MEET
PAYMENT REQUIREMENTS COULD RESULT IN A SUSPENSION OF ANY OR ALL SERVICES
PROVIDED TO MY COMPANY BY LEVEL 3.  I UNDERSTAND THAT MY COMPANY IS
RESPONSIBLE FOR ANY AND ALL COSTS ASSOCIATED WITH HAVING A THIRD PARTY
COLLECT PAST DUE BALANCES OWED TO LEVEL 3 BY MY COMPANY.  FURTHER, I
UNDERSTAND IT IS MY COMPANY'S RESPONSIBILITY TO NOTIFY LEVEL 3 IMMEDIATELY IF
THERE AN OWNERSHIP OR NAME CHANGE INVOLVING MY COMPANY.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       -------------------------------
                                                              Authorized Customer Name:          Stephen Brown
     /s/ Stephen Brown                      2-8-99                                     -------------------------------
                                                                                 Title:               CEO
Authorized Customer Signature             Date                                         -------------------------------
----------------------------------------------------------------------------------------------------------------------------------

   Credit Profile                                                Page 2 of 2